POWER OF ATTORNEY

I, Thomas Borshoff, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-152408

(Corporate VUL – NY)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective September 3, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Thomas Borshoff	Director	September 3, 2008
Thomas Borshoff

POWER OF ATTORNEY

I, Marc Costantini, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-152408

(Corporate VUL – NY)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective July 28, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Marc Costantini	Director	July 28, 2008
Marc Costantini

POWER OF ATTORNEY

I, Steven A. Finch, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-152408

(Corporate VUL – NY)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective July 29, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Steven A. Finch	Director	July 29, 2008
Steven A. Finch

POWER OF ATTORNEY

I, Ruth Ann Fleming, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-152408

(Corporate VUL – NY)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective September 3, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Ruth Ann Fleming	Director	September 3, 2008
Ruth Ann Fleming

POWER OF ATTORNEY

I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-152408

(Corporate VUL – NY)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective July 29, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ James D. Gallagher	Director	July 29, 2008
James D. Gallagher

POWER OF ATTORNEY

I, Marianne Harrison, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-152408

(Corporate VUL – NY)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 12, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Marianne Harrison	Director	August 12, 2008
Marianne Harrison

POWER OF ATTORNEY

I, William P. Hicks III, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-152408

(Corporate VUL – NY)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective July 29, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ William P. Hicks III	Director	July 29, 2008
William P. Hicks III

POWER OF ATTORNEY

I, Katherine MacMillan, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-152408

(Corporate VUL – NY)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective August 5, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Katherine MacMillan	Director	August 5, 2008
Katherine MacMillan

POWER OF ATTORNEY

I, Neil M. Merkl, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-152408

(Corporate VUL – NY)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective September 9, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Neil M. Merkl	Director	September 9, 2008
Neil M. Merkl

POWER OF ATTORNEY

I, Bradford J. Race, Jr., in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-152408

(Corporate VUL – NY)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective September 3, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Bradford J. Race, Jr.	Director	September 3, 2008
Bradford J. Race, Jr.

POWER OF ATTORNEY

I, Diana Scott, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-152408

(Corporate VUL – NY)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective July 28, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Diana Scott	Director	July 28, 2008
Diana Scott

POWER OF ATTORNEY

I, Bruce R. Speca, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-152408

(Corporate VUL – NY)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective July 30, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Bruce R. Speca	Director	July 30, 2008
Bruce R. Speca

POWER OF ATTORNEY

I, Robert L. Ullmann, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933: 333-152408

(Corporate VUL – NY)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective September 4, 2008 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Robert L. Ullmann	Director	September 4, 2008
Robert L. Ullmann